Filed Pursuant to Rule 497(e) Registration File No.: 333-67926

SUPPLEMENT TO THE REGISTRATION STATEMENT OF ADVANTAGE ADVISERS MULTI-SECTOR FUND I

200 Park Avenue, 24th Floor New York, New York 10166 (212) 667-4225

Supplement dated March 16, 2004 to the Registration Statement of Advantage Advisers Multi-Sector Fund I (the “Fund”).

1.	The following updates and revises certain information regarding the Fund’s Trustees and officers provided in the Statement of Additional Information dated October 23, 2003 as supplemented:

On February 27, 2004, Howard M. Singer, who had served as the Chairman of the Board of Trustees of the Fund since inception, resigned from the Board. On December 12, 2003, Mr. Singer had left the employment of Oppenheimer Asset Management Inc. and its affiliated advisory affiliates.

In addition, on February 27, 2004, Marshall Dornfeld was appointed by the remaining Trustees to serve as the Chief Executive Officer of the Fund. Further, it was determined that it would be more efficient if he also replaced Bryan McKigney as the President of the Fund. Mr. McKigney remains an employee of Oppenheimer Asset Management Inc. Biographical information concerning Mr. Dornfeld is set forth below.

Marshall Dornfeld, Managing Director, Alternative Investments GroupOppenheimer Asset Management Inc.

Mr. Dornfeld is Chief Executive Officer and President of the Fund. He serves until replaced by the Trustees or until his successor(s) are elected.

Mr. Dornfeld has been in the financial services industry since 1986. Prior to joining the firm in 2003, Mr. Dornfeld held a variety of positions, detailed below, at CIBC World Markets Corp. and its predecessors. Mr. Dornfeld joined the then Oppenheimer & Co. in 1991 as the Head of the Special Transaction Group. In 1994, Mr. Dornfeld started the Financial Services Group at Oppenheimer & Co., which grew to include Retirement Services, Insurance Services, Mutual Fund Services, Corporate & Executive Services and Financial Planning as well as specialized products. Mr. Dornfeld was promoted to Managing Director at the then Oppenheimer & Co. in early 1995. Currently, in addition to his position as the Managing Director of Oppenheimer’s Alternative Investments Group, Mr. Dornfeld also chairs Oppenheimer’s Product Development and Acceptance Committee and is a member of Oppenheimer’s National Sales Oversight Committee. Mr. Dornfeld is 42.

2.	The following language is added to the end of the first paragraph under the heading “Offering” in the Fund’s prospectus dated October 23, 2003 which forms a part of the Registration Statement:

Sales charges on Fund shares will be waived on purchases of shares by the Trustees and officers of the Fund and employees of Oppenheimer & Co., Oppenheimer Asset Management and the Sub-Advisers.